Exhibit 12.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) AS ADOPTED
UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, Daniel Lima de Oliveira, certify that:

1.           I have reviewed this annual report on Form 20-F/A of Petrobras International Finance Company – PifCo.

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 9, 2012	/s/ Daniel Lima de Oliveira Daniel Lima de Oliveira Chairman and Chief Executive Officer

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) AS ADOPTED
UNDER SECTION 302 OF THE SARBANES-OXLEY ACT

I, Sérvio Túlio da Rosa Tinoco, certify that:

1.           I have reviewed this annual report on Form 20-F/A of Petrobras International Finance Company – PifCo.

2.           Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: July 9, 2012	/s/ Sérvio Túlio da Rosa Tinoco Sérvio Túlio da Rosa Tinoco Chief Financial Officer